SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 4, 2010

SIGMA-ALDRICH CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-8135	43-1050617
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3050 Spruce Street, St. Louis, MO	63103
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (314) 771-5765

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the 2010 Sigma-Aldrich Corporation annual meeting of shareholders held on May 4, 2010 (the “2010 Annual Meeting”), the shareholders approved the Sigma-Aldrich Corporation Cash Bonus Plan (the “Plan”). The terms and conditions of the Plan and awards contemplated there under are described in the Proxy Statement of Sigma-Aldrich Corporation dated March 15, 2010, which description is incorporated by reference herein. This summary is qualified in its entirety by reference to the Plan, filed as Exhibit 10.1 attached hereto and incorporated by reference herein.

Item 5.07.	Submission of Matters to a Vote of Security Holders

At the 2010 Annual Meeting, the following items were voted on by shareholders:

a.	Ms. Rebecca M. Bergman and Messrs. George M. Church, David R. Harvey, W. Lee McCollum, Jai P. Nagarkatti, Avi M. Nash, Steven M. Paul, J. Pedro Reinhard, D. Dean Spatz and Barrett A. Toan were each elected by the shareholders to a term to expire in 2011. Former director Mr. Timothy Sear did not stand for election and has retired with effect as of May 4, 2010.

Nominees	For	Against	Abstain	Broker Non-Votes

Rebecca M. Bergman	92,014,164	5,167,027	118,215	9,482,644

George M. Church	96,669,359	540,286	89,761	9,482,644

David R. Harvey	96,020,384	1,189,300	89,722	9,482,644

W. Lee McCollum	91,685,919	5,489,282	124,205	9,482,644

Jai P. Nagarkatti	95,005,637	2,207,092	86,677	9,482,644

Avi M. Nash	91,917,753	5,258,957	122,696	9,482,644

Steven M. Paul	91,657,810	5,512,476	129,120	9,482,644

J. Pedro Reinhard	95,836,589	1,372,817	90,000	9,482,644

D. Dean Spatz	95,863,909	1,334,896	100,601	9,482,644

Barrett A. Toan	91,911,585	5,261,456	126,365	9,482,644

b.	Management’s proposal to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2010 was approved.

For	Against	Abstain
101,765,395	4,920,730	95,925

c.	Management’s proposal to approve the Sigma-Aldrich Corporation Cash Bonus Plan was approved.

For	Against	Abstain	Broker Non-Votes
94,650,850	2,447,669	200,887	9,482,644

d.	A shareholder proposal requesting the elimination of supermajority voting in favor of a simple majority of votes cast was approved.

For	Against	Abstain	Broker Non-Votes
53,147,483	43,571,096	580,827	9,482,644

Item 9.01	Financial Statements and Exhibits

(d) Exhibits. See Exhibit Index.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 6, 2010

SIGMA-ALDRICH CORPORATION

By:	/s/ Michael F. Kanan
Michael F. Kanan, Vice President and Corporate Controller

EXHIBIT INDEX

Exhibit Number	Description

10.1	Sigma-Aldrich Corporation Cash Bonus Plan.